UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 30, 2021

(Date of earliest event reported)

PINEAPPLE, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-55896

Nevada	47-5185484
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

10351 Santa Monica Blvd., Suite 420

Los Angeles, California 90025

(Address of principal executive offices, including zip code)

(310) 877-7675

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0000001 par value per share	PNPL	OTC Grey

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 to the Pineapple, Inc.’s (the “Company”) Current Report on Form 8-K (the “Form 8-K/A) amends Item 4.01 of the Current Report on Form 8-K originally filed by the Company with the U.S. Securities and Exchange Commission on May 4, 2021 (the “Original 8-K”) to clarify that effective as of April 30, 2021 (the “Effective Date”) Macias Gini & O’Connell (“MGO”) was dismissed as the Company’s independent registered public accounting firm following its audit of the Company for the fiscal year ended December 31, 2019.

Prior thereto, and as previously reported by the Company, Hall & Company Certified Public Accountants and Consultants, Inc. (“Hall”) served as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. On January 1, 2021, the audit practice of Hall was combined with MGO in a transaction pursuant to which Hall combined its operations with MGO, and certain members of Hall joined MGO either as employees or partners of MGO. On January 8, 2021, Hall resigned as auditors of the Company, and with the approval of the Audit Committee of the Company’s Board of Directors, MGO was engaged as the Company’s independent registered public accounting firm. Accordingly, the Company is filing this Form 8-K/A to correct the statement made in the Original 8-K that MGO served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2018 and 2019. MGO served as the Company’s independent registered public accounting firm solely for the fiscal year ended December 31, 2019.

MGO’s report on the Company’s financial statements for the fiscal year ended December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles, except that MGO’s reports contained an explanatory paragraph in respect to uncertainty as to the Company’s ability to continue as a going concern. During the Company’s fiscal year ended December 31, 2019 and any subsequent interim period through the Effective Date, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with MGO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MGO, would have caused MGO to make reference to the subject matter of the disagreements in their report on the Company’s financial statements, and (ii) no reportable events (as described in paragraphs (a)(1)(v) (A) through (D) of Item 304 of Regulation S-K).

The Company previously provided MGO with a copy of the disclosures it is making in this Form 8-K/A and has requested that MGO furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether they agree with the above statements. A copy of the requested letter received from MGO, dated June 2, 2021, stating that they agree is filed as Exhibit 16.1 to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Macias Gini & O’Connell, dated as of June 2, 2021, addressed to the U.S. Securities and Exchange Commission (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINEAPPLE, INC.

	By:	/s/ Matthew Feinstein
Date: June 2 , 2021	Name:	Matthew Feinstein
	Title:	Director